UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

Corporate Income Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Corporate bonds staged a remarkable recovery during the past six months following the global economic turmoil of 2008. The U.S. government responded with numerous programs designed to restore liquidity to the financial system and alleviate tight credit conditions. As these programs began to take effect, investors moved away from Treasuries into higher-yielding fixed-income sectors, resulting in outstanding returns for corporate securities.

MARKET ENVIRONMENT

During the past six months, longer-term Treasury and agency securities were virtually the only sectors of the fixed-income market to post negative returns, while higher-yielding corporate bonds delivered strong gains as investors rediscovered their appetite for risk. April and May were particularly good months for high-yield bonds, which staged a remarkable comeback and generated returns well out of the range of typical fixed-income performance.

This rebound occurred against the backdrop of bleak economic news. In its latest revision to first-quarter economic performance, the Commerce Department reported that the nation’s gross domestic product contracted at an annualized rate of 5.5% during the first three months of the year. Most economists believe that the worst is behind us, however, and the economic decline will begin to let up sometime later this year. Any signs of an upturn will come none too soon. The Mortgage Bankers Association released data showing that foreclosure actions hit a record high during the first quarter as lenders initiated proceedings on 1.37% of all first mortgages—a 35% bounce from the first quarter of 2008.

Despite the grim news, Federal Reserve Chairman Ben Bernanke forecast that business sales and factory production will begin to recover later this year, with signs of improvement as early as the second quarter. The Fed expects the economy to shrink between 1.3% and 2.0% this year, a marked improvement over the first quarter, although it believes the unemployment rate could climb as high as 10% before the worst is over on the labor front.

PERFORMANCE

During the six-month period ended May 31, 2009, your fund generated a substantial double-digit gain that trailed the return of the Barclays Capital U.S. Credit Baa Index and surpassed that of our Lipper peer group average. Notwithstanding the strong six-month results, performance for the fund’s fiscal year was negative, again behind the index but ahead of the Lipper average. The shortfall versus the Barclays index can be attributed to our exposure to the weak banking sector. We believe, however, that measures taken by the government have laid the groundwork for recovery down the road. The fund’s net asset value climbed from $7.70 at the end of November 2008 to $8.47 at the end of the reporting period, while dividends contributed $0.24 per share to the total six-month return. The 30-day SEC yield fell from 8.17% to 6.05% as yields in our sectors contracted.

Banking was our most significant overweight versus the Barclays index, which hurt relative performance as mentioned, although we anticipate a recovery in the group now that measures taken by the government have taken hold. Our focus here has been on the large bellwether names such as Bank of America, Goldman Sachs, Morgan Stanley, and JPMorgan Chase. We have been vigilant regarding these holdings as developments unfold. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

We were also overweight in telecommunications, reflecting our favorable view of diversified telecommunication companies such as AT&T, Verizon Communications, and Rogers Communications. Despite the slowdown in consumer demand, these companies have remained resilient due to solid results from their wireless business segments. We remain confident in the ability of wireless carriers to weather the economic downturn, maintain subscribers, and generate consistent cash flows. Energy, rails, and materials are other areas in which the portfolio was invested because they have long-term assets to fall back on in times of economic distress.

Glimmers of economic hope, along with details concerning the Public-Private Investment Partnership—a plan to remove toxic assets from bank balance sheets—encouraged investors and fueled a rally across higher-risk assets in March. Consequently, our commercial mortgage-backed securities (CMBS), which are not contained in the Barclays index, boosted performance when they rallied toward the end of the period. The CMBS sector had been under pressure earlier because of declining commercial real estate prices, concerns about downgrades, and increasing delinquencies. However, we only invest in the highest-quality CMBS tranches, which are structured to withstand heavy losses before their principal is impaired.

At the end of May 2009, 49% of the portfolio was invested in bonds rated BBB, and 43% was allocated to bonds rated A and higher (a total of 92% in investment-grade credits). The balance of the portfolio was diversified among BB, unrated securities, and reserves. Banking composed 19.6% of the portfolio; media and communications 17.9%; miscellaneous consumer products 13.7%; energy 9.4%; electric utilities 6.4%; and the balance was allocated among a broad range of sectors, including basic industry, gas and gas transmission, and other groups.

OUTLOOK

The economy is not declining as rapidly as before, but revenues are still falling, profit margins are tight, a lot of debt is being issued, and we’re likely to see more credit downgrades and defaults before conditions truly improve. The recent rallies in corporate bonds and equities have helped relieve our economic ailments but have not totally cured them. The yield spread between Treasuries and corporate bonds peaked in December 2008 at about 600 basis points, or six percentage points. Since then, that spread has narrowed considerably. The fear component has been removed, and the rally has helped companies refinance at more realistic levels.

In this environment, we believe that investment-grade bonds are a good place to be invested, since rising interest rates in anticipation of an improving economy are not likely to affect our sectors as much as others. At the same time, we have adopted a cautious stance regarding credits and duration. We are concerned about higher inflation over the long term, but we don’t believe it will be a problem in the near term, since we need to see a peak in unemployment before inflation becomes a factor. Consumer spending has to pick up before inflation kicks in.

We will continue to search for opportunities to invest in solid companies whose debt securities offer potential long-term value. The recent contraction in yields between Treasuries and riskier securities may continue for a while longer—although the returns of the past six months are unsustainable over the long run. As always, our thorough fundamental research and bottom-up credit selection is crucial in selecting holdings for your portfolio. We are generally optimistic about the outlook for investment-grade corporate bonds, and we remain committed to the risk-conscious investment approach and long-term perspective that have helped us weather the recent market turmoil.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

June 12, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Barclays Capital U.S. Credit Baa Index: A measure of corporate and noncorporate fixed-income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 87.6%		
FINANCIAL INSTITUTIONS 26.2%		
Banking 19.4%		
American Express, 7.25%, 5/20/14	1,560	1,605
American Express Credit, 5.875%, 5/2/13	1,245	1,193
American Express Credit, 7.30%, 8/20/13	1,285	1,320
Bank of America, 5.65%, 5/1/18	5,030	4,514
Bank of America, 7.375%, 5/15/14	2,455	2,594
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,347	854
Barclays Bank, 6.75%, 5/22/19	595	591
BB&T, 5.70%, 4/30/14	2,795	2,840
BB&T Capital Trust II, 6.75%, 6/7/36	485	328
BBVA Bancomer, VR, 6.008%, 5/17/22 (1)	1,000	755
Capital One Capital IV, VR, 6.745%, 2/17/37	1,215	796
Capital One Financial, 7.375%, 5/23/14	730	753
Citigroup, 5.50%, 4/11/13	3,250	3,121
Citigroup, 6.125%, 5/15/18	1,240	1,111
Citigroup, 6.50%, 8/19/13	1,220	1,215
Credit Suisse, 5.50%, 5/1/14	4,230	4,314
Credit Suisse First Boston (USA), 6.125%, 11/15/11	720	770
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	1,000	640
FBOP Capital Trust II, 10.00%, 1/15/10 (1)(2)	800	35
Fifth Third Bancorp, 6.25%, 5/1/13	445	425
Fifth Third Bancorp, 8.25%, 3/1/38	440	334
Goldman Sachs, 6.00%, 5/1/14	1,065	1,097
Goldman Sachs, 6.15%, 4/1/18	2,135	2,085
Goldman Sachs, 6.60%, 1/15/12	960	1,023
Goldman Sachs, 6.75%, 10/1/37	815	699
Goldman Sachs, 7.50%, 2/15/19	8,170	8,604
Goldman Sachs Capital I, 6.345%, 2/15/34	1,023	825

Finance Companies 2.5%		
GE Capital, 4.80%, 5/1/13	2,075	2,078
GE Capital, 5.875%, 1/14/38	2,555	2,037
GE Capital, 5.90%, 5/13/14	1,430	1,478
International Lease Finance, 6.625%, 11/15/13	2,970	2,302
SLM, 5.125%, 8/27/12	1,075	810
SLM, 8.45%, 6/15/18	1,220	828
SLM, FRN, 1.232%, 7/27/09	1,210	1,192
		10,725
Insurance 1.4%		
Aflac, 8.50%, 5/15/19	1,230	1,289
Nationwide Mutual Insurance, 6.60%, 4/15/34 (1)	330	185
NLV Financial, 7.50%, 8/15/33 (1)	440	329
Ohio National Financial Services, 6.35%, 4/1/13 (1)	195	173
Principal Financial, 6.05%, 10/15/36	280	220
Principal Financial, 8.875%, 5/15/19	1,500	1,527
Principal Mutual Life Insurance, 8.00%, 3/1/44 (1)	405	311
RLI, 5.95%, 1/15/14	235	213
WellPoint, 5.00%, 1/15/11	365	373
WellPoint, 6.00%, 2/15/14	850	856
Willis North America, 6.20%, 3/28/17	500	394
		5,870
Real Estate Investment Trusts 2.6%		
AMB Property, 5.90%, 8/15/13	500	436
AMB Property, 6.30%, 6/1/13	750	668
AvalonBay Communities, 4.95%, 3/15/13	885	820
Camden Property Trust, 4.375%, 1/15/10	1,330	1,311
Duke Realty, 6.25%, 5/15/13	1,035	907

ERP Operating, 5.25%, 9/15/14	500	471
Federal Realty Investment Trust, 6.00%, 7/15/12	455	428
Hospitality Properties Trust, 5.625%, 3/15/17	760	547
Kimco Realty, 4.904%, 2/18/15	885	731
Mack-Cali Realty, 5.125%, 2/15/14	245	195
Mack-Cali Realty, 5.80%, 1/15/16	155	118
Reckson Operating, 6.00%, 3/31/16	700	449
Regency Centers, 5.875%, 6/15/17	440	334
Simon Property, 5.30%, 5/30/13	325	313
Simon Property, 5.75%, 12/1/15	590	535
Simon Property, 6.75%, 5/15/14	725	728
Simon Property, 10.35%, 4/1/19	400	444
WEA Finance, 7.50%, 6/2/14 (1)	1,655	1,637
		11,072
Total Financial Institutions		112,114

INDUSTRIAL 50.9%

Basic Industry 5.1%

Air Products & Chemicals, 4.15%, 2/1/13	255	259
Allegheny Technologies, 9.375%, 6/1/19	1,925	1,954
Arcelormittal, 5.375%, 6/1/13	2,700	2,497
Barrick Gold, 6.95%, 4/1/19	1,000	1,054
Barrick Gold Finance, 6.125%, 9/15/13	2,325	2,474
Boise Cascade, 7.125%, 10/15/14	260	125
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	478	459
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	325	324
Lubrizol, 8.875%, 2/1/19	1,100	1,222
Placer Dome, 6.45%, 10/15/35	1,350	1,178
Potash Corporation of Saskatchewan, 5.25%, 5/15/14	360	372

Praxair, 4.375%, 3/31/14	595	604
Praxair, 4.625%, 3/30/15	1,465	1,448
Rio Tinto Finance, 5.875%, 7/15/13	1,955	1,910
Rio Tinto Finance, 8.95%, 5/1/14	2,215	2,383
Steel Dynamics, 6.75%, 4/1/15	375	317
Vale Overseas, 6.25%, 1/23/17	2,750	2,796
Xstrata Finance Canada, 5.50%, 11/16/11 (1)	500	459
		21,835
Capital Goods 1.9%		
Caterpillar, 8.25%, 12/15/38	520	628
Caterpillar Financial Services, 5.85%, 9/1/17	565	530
CRH America, 6.40%, 10/15/33	880	594
Danaher, 5.40%, 3/1/19	740	745
Emerson Electric, 5.00%, 4/15/19	595	603
John Deere Capital, 4.95%, 12/17/12	965	1,007
John Deere Capital, 7.00%, 3/15/12	555	610
Lafarge, 6.15%, 7/15/11	445	434
United Technologies, 6.125%, 2/1/19	1,000	1,096
Waste Management, 6.10%, 3/15/18	1,500	1,509
Waste Management, 7.375%, 5/15/29	220	205
		7,961
Communications 17.7%		
America Movil, 5.625%, 11/15/17	1,310	1,274
America Movil, 6.375%, 3/1/35	3,062	2,702
AT&T, 5.80%, 2/15/19	5,550	5,736
AT&T, 6.45%, 6/15/34	1,235	1,132
AT&T, STEP, 7.30%, 11/15/11	690	762
AT&T Broadband, 8.375%, 3/15/13	1,990	2,215

AT&T Wireless, 7.875%, 3/1/11	1,710	1,859
British Sky Broadcasting, 9.50%, 11/15/18 (1)	2,980	3,405
British Telecommunications, 5.15%, 1/15/13	1,635	1,600
CC Holdings, 7.75%, 5/1/17 (1)	1,900	1,871
Comcast, 5.70%, 5/15/18	2,150	2,135
Cox Communications, 6.25%, 6/1/18 (1)	1,870	1,814
Cox Communications, 7.125%, 10/1/12	890	910
Cox Communications, 8.375%, 3/1/39 (1)	1,650	1,744
Cox Communications, 9.375%, 1/15/19 (1)	1,620	1,898
News America, 6.15%, 3/1/37	4,405	3,512
News America, 6.20%, 12/15/34	1,990	1,598
Rogers Communications, 6.80%, 8/15/18	3,260	3,398
Rogers Wireless, 6.375%, 3/1/14	3,340	3,465
Sprint Capital, 7.625%, 1/30/11	625	617
Telecom Italia Capital, 4.00%, 1/15/10	1,625	1,631
Telecom Italia Capital, 5.25%, 11/15/13	2,840	2,752
Telefonica Emisiones, 6.221%, 7/3/17	725	763
Thomson Reuters, 6.50%, 7/15/18	1,450	1,445
Time Warner Cable, 5.40%, 7/2/12	1,685	1,720
Time Warner Cable, 7.30%, 7/1/38	3,670	3,703
Time Warner Cable, 7.50%, 4/1/14	1,520	1,649
Time Warner Cable, 8.25%, 2/14/14	1,460	1,623
Verizon Communications, 6.35%, 4/1/19	3,450	3,656
Verizon Communications, 6.90%, 4/15/38	730	741
Verizon Communications, 8.75%, 11/1/18	1,700	2,039
Verizon Global Funding, 7.75%, 12/1/30	880	961
Verizon Wireless, 5.55%, 2/1/14 (1)	3,515	3,712
Verizon Wireless, 8.50%, 11/15/18 (1)	2,635	3,168
Videotron, 6.875%, 1/15/14	175	165

Vivendi Universal, 5.75%, 4/4/13 (1)	1,620	1,562
Vodafone, 5.625%, 2/27/17	810	842
		75,779
Consumer Cyclical 4.8%		
Centex, 5.45%, 8/15/12	885	827
DaimlerChrysler, 6.50%, 11/15/13	1,485	1,490
DaimlerChrysler, 7.20%, 9/1/09	960	933
DaimlerChrysler, VR, 1.466%, 8/3/09	975	971
J.C. Penney, 9.00%, 8/1/12	765	779
Lennar, 5.60%, 5/31/15	450	352
Lennar, 5.95%, 10/17/11	285	264
Macy's, 5.35%, 3/15/12	395	363
McDonald's, 5.70%, 2/1/39	1,590	1,596
MDC, 5.375%, 12/15/14	885	805
NVR, 5.00%, 6/15/10	225	224
PACCAR, 6.875%, 2/15/14	390	428
Pulte Homes, 5.20%, 2/15/15	785	648
Royal Caribbean Cruises, 7.00%, 6/15/13	900	747
Ryland Group, 5.375%, 1/15/15	235	213
Speedway Motorsports, 6.75%, 6/1/13	435	407
Staples, 9.75%, 1/15/14	1,350	1,492
Time Warner, 5.50%, 11/15/11	1,145	1,181
Time Warner, 6.875%, 6/15/18	6,355	6,218
TJX, 6.95%, 4/15/19	490	524
		20,462
Consumer Non-Cyclical 8.7%		
Abbott Laboratories, 5.125%, 4/1/19	1,765	1,816
Altria, 8.50%, 11/10/13	2,050	2,314

Altria, 9.25%, 8/6/19	1,395	1,571
Amgen, 6.40%, 2/1/39	600	606
Anheuser-Busch InBev, 7.20%, 1/15/14 (1)	2,898	3,088
B.A.T. International Finance, 8.125%, 11/15/13 (1)	2,130	2,253
Baxter International, 4.00%, 3/1/14	1,065	1,085
Bunge Finance, 5.90%, 4/1/17	1,500	1,351
Cardinal Health, VR, 1.462%, 10/2/09	730	726
Cargill, 7.35%, 3/6/19 (1)	2,000	2,027
Delhaize, 6.50%, 6/15/17	2,125	2,099
Eli Lilly, 4.20%, 3/6/14	1,410	1,465
General Mills, 5.65%, 2/15/19	1,000	1,041
Highmark, 6.80%, 8/15/13 (1)	880	822
Hospira, 4.95%, 6/15/09	1,180	1,181
Kroger, 6.15%, 1/15/20	1,500	1,517
Kroger, 7.50%, 1/15/14	265	296
Medtronic, 4.75%, 9/15/15	885	892
Panamerican Beverages, 7.25%, 7/1/09	435	439
PepsiAmericas, 4.875%, 1/15/15	775	745
Reynolds American, 7.25%, 6/1/13	1,000	1,005
Roche Holdings, 5.00%, 3/1/14 (1)	2,655	2,796
SABMiller, 6.20%, 7/1/11 (1)	325	339
Safeway, 6.25%, 3/15/14	330	351
Sysco, 6.625%, 3/17/39	3,300	3,455
Teva Pharmaceutical Finance, 5.55%, 2/1/16	1,335	1,358
Ventas Realty, 6.50%, 6/1/16	530	483
		37,121
Energy 9.2%		
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,001
ConocoPhillips, 5.75%, 2/1/19	2,900	3,008

Devon Energy, 5.625%, 1/15/14	1,675	1,762
Devon Financing, 7.875%, 9/30/31	2,430	2,635
Diamond Offshore Drilling, 5.15%, 9/1/14	880	881
Diamond Offshore Drilling, 5.875%, 5/1/19	910	901
EnCana, 5.90%, 12/1/17	2,075	2,048
EnCana, 6.50%, 5/15/19	775	795
EnCana, 6.50%, 8/15/34	665	602
EOG Resources, 5.875%, 9/15/17	570	598
Hess, 7.875%, 10/1/29	1,678	1,686
Hess, 8.125%, 2/15/19	565	624
Marathon Oil, 5.90%, 3/15/18	1,125	1,080
Marathon Oil, 6.50%, 2/15/14	430	458
Nabors Industries, 9.25%, 1/15/19 (1)	2,295	2,508
Petro-Canada, 6.80%, 5/15/38	510	415
PF Export Receivables Master Trust, 6.436%, 6/1/15 (1)	96	97
Pride International, 8.50%, 6/15/19	2,000	2,030
Shell International Finance, 6.375%, 12/15/38	1,490	1,648
Smith International, 8.625%, 3/15/14	1,100	1,199
Sunoco, 4.875%, 10/15/14	390	365
Sunoco, 5.75%, 1/15/17	600	565
Sunoco, 9.625%, 4/15/15	1,855	2,100
Transocean, 5.25%, 3/15/13	1,000	1,031
Valero Energy, 6.125%, 6/15/17	2,140	2,045
Valero Energy, 9.375%, 3/15/19	1,810	2,028
Weatherford International, 9.625%, 3/1/19	3,255	3,726
XTO Energy, 5.65%, 4/1/16	1,325	1,317
YPF Sociedad Anonima, 10.00%, 11/2/28	550	368
		39,521

Technology 1.3%		
Xerox, 5.50%, 5/15/12	1,505	1,482
Xerox, 5.65%, 5/15/13	1,940	1,925
Xerox, 6.35%, 5/15/18	1,000	876
Xerox, 8.25%, 5/15/14	1,450	1,467
		5,750
Transportation 2.2%		
Burlington Northern Santa Fe, 5.65%, 5/1/17	580	565
Burlington Northern Santa Fe, 6.15%, 5/1/37	1,300	1,191
Canadian National Railway, 6.25%, 8/1/34	1,085	1,082
Canadian Pacific Railroad, 7.25%, 5/15/19	940	932
Delta Air Lines, 6.821%, 8/10/22	1,543	1,234
ERAC USA Finance, 5.60%, 5/1/15 (1)	875	748
Norfolk Southern, 5.59%, 5/17/25	423	388
Norfolk Southern, 7.25%, 2/15/31	742	791
Union Pacific, 5.70%, 8/15/18	330	321
Union Pacific, 6.125%, 2/15/20	1,065	1,054
Union Pacific, 7.875%, 1/15/19	1,140	1,277
		9,583
Total Industrial		218,012
UTILITY 10.5%		
Electric 5.9%		
Appalachian Power, 6.375%, 4/1/36	500	419
Appalachian Power, 7.95%, 1/15/20	1,750	1,907
Black Hills, 6.50%, 5/15/13	1,285	1,168
Black Hills, 9.00%, 5/15/14	1,575	1,624
Carolina Power & Light, 5.30%, 1/15/19	1,270	1,308
Centerpoint Energy, 7.25%, 9/1/10	880	896

Consolidated Edison, 6.75%, 4/1/38	485	517
Consumers Energy, 5.80%, 9/15/35	1,000	771
Duke Energy, 6.30%, 2/1/14	1,010	1,071
El Paso Electric, 6.00%, 5/15/35	600	400
Entergy Louisiana, 5.83%, 11/1/10	540	541
Illinois Power, 6.125%, 11/15/17	600	570
Jersey Central Power & Light, 5.65%, 6/1/17	1,090	1,020
Monongahela Power, 5.70%, 3/15/17 (1)	540	463
Nevada Power, 5.875%, 1/15/15	665	640
Nevada Power, 6.75%, 7/1/37	840	751
NiSource Finance, 10.75%, 3/15/16	1,715	1,869
NRG Energy, 7.25%, 2/1/14	150	144
NRG Energy, 7.375%, 2/1/16	290	274
Pacific Gas & Electric, 4.80%, 3/1/14	595	612
Pacific Gas & Electric, 6.25%, 3/1/39	950	1,000
PPL Electric Utilities, 7.125%, 11/30/13	1,440	1,579
Progress Energy, 7.05%, 3/15/19	235	257
Public Service Electric & Gas, 5.70%, 12/1/36	810	779
TECO Finance, 6.572%, 11/1/17	410	373
TECO Finance, 7.00%, 5/1/12	590	590
Virginia Electric & Power, 4.50%, 12/15/10	435	447
Virginia Electric & Power, 6.00%, 5/15/37	1,000	1,017
West Penn Power, 5.95%, 12/15/17 (1)	955	865
Westar Energy, 5.10%, 7/15/20	880	728
Xcel Energy, 7.00%, 12/1/10	435	454
		25,054
Natural Gas 4.2%		
Atmos Energy, 5.95%, 10/15/34	565	413
Atmos Energy, 8.50%, 3/15/19	635	692

ASSET-BACKED SECURITIES 0.1%

Car Loan 0.0%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	300	270
		270

Credit Card 0.1%

Capital One Multi-Asset Execution Trust Series 2003-C3, Class C3, VR 2.594%, 7/15/16	550	331
		331
Total Asset-Backed Securities (Cost $843)		601

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.9%

Commercial Mortgage Backed Securities 2.9%

American Tower Trust Series 2007-1A, Class D 5.957%, 4/15/37 (1)	1,000	855
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/15/42	550	541
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1 4.94%, 10/12/42	160	161
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.72%, 9/11/38	580	484
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class AAB 5.53%, 9/11/41	610	555
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	525	396

Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4, VR 5.742%, 9/11/42	600	485
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.225%, 7/15/44	610	528
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class AAB 5.608%, 10/15/48	450	408
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	540	469
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.019%, 3/10/17	540	452
GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33	300	303
Goldman Sachs Mortgage Securites Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	600	490
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	600	461
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	333	325
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	885	871
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	750	678
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	600	447
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class A4, VR 5.819%, 6/15/49	525	408

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	940	783
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/17/40	610	450
Morgan Stanley Capital I Series 2007-HQ11, Class A4, VR 5.447%, 2/12/44	540	418
Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	540	419
Morgan Stanley Capital I Series 2008-T29, Class A4, VR 6.28%, 1/11/43	540	442
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4 5.572%, 10/15/48	600	457
Total Non-U.S. Government Mortgage-Backed Securities (Cost $13,725)		12,286

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.8%

U.S. Treasury Obligations 0.8%

U.S. Treasury Bonds, 4.50%, 2/15/36 (3)	1,162	1,190
U.S. Treasury Bonds, 4.50%, 5/15/38	2,000	2,056
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $3,566)		3,246

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.6%

Owned No Guarantee 2.6%

Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	1,510	1,530
Abu Dhabi National Energy, 6.60%, 8/1/13 (1)	775	797
Codelco, 7.50%, 1/15/19 (1)	865	960

Electricite de France, 6.95%, 1/26/39 (1)	2,115	2,207
Gazprom, 7.288%, 8/16/37	1,150	870
Pemex Project Funding Master Trust, VR, 2.62%, 6/15/10 (1)	880	873
Petrobras International Finance, 5.875%, 3/1/18	655	644
Petrobras International Finance, 7.875%, 3/15/19	750	819
Petroleos Mexcianos, 8.00%, 5/3/19 (1)	2,140	2,338
		11,038
Sovereign 1.0%		
Republic of South Africa, 6.50%, 6/2/14	1,110	1,149
United Mexican States, 5.875%, 2/17/14	3,000	3,165
		4,314
Total Foreign Government Obligations & Municipalities (Cost $14,872)		15,352
MUNICIPAL SECURITIES 0.1%		
West Virginia 0.1%		
Tobacco Settlement Fin. Auth., 7.467%, 6/1/47	825	496
Total Municipal Securities (Cost $825)		496
CONVERTIBLE BONDS 0.0%		
Real Estate Investment Trusts 0.0%		
ERP Operating, 3.85%, 8/15/26	212	200
Total Convertible Bonds (Cost $210)		200
COMMON STOCKS 0.4%		
FINANCIAL INSTITUTIONS 0.1%		
Banking 0.1%		
Bank of America	16	175
		175

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/09
Investment Income (Loss)	
Income	
Interest	$ 18,662
Dividend	748
Other	30
Total income	19,440
Expenses	
Investment management	1,351
Shareholder servicing	486
Prospectus and shareholder reports	31
Custody and accounting	226
Registration	57
Legal and audit	20
Directors	6
Miscellaneous	10
Reductions of fees and expenses	
Investment management fees waived	(28)
Total expenses	2,159
Expenses paid indirectly	(2)
Net expenses	2,157
Net investment income	17,283
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(12,025)
Swaps	(572)
Net realized loss	(12,597)
Change in net unrealized gain (loss)	
Securities	3,176
Swaps	(264)
Change in net unrealized gain	2,912
Net realized and unrealized loss	(9,685)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 7,598

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 1, 2008, fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on May 31, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended May 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. The fund’s period-end derivatives, as presented in the Portfolio of Investments or the tables following, generally are indicative of the volume of its derivative activity during the period.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges. As of May 31, 2009, the fund held credit derivatives with a fair value of $504,000, included in Other Liabilities, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended May 31, 2009, the fund recognized $248,000 of realized loss on Swaps and a $69,000 change in unrealized gain(loss) on Swaps related to its investments in credit derivatives; such amounts are included in the accompanying Statement of Operations.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of May 31, 2009, the notional amount of protection sold by the fund totaled $2,300,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2009, securities valued at $786,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $269,826,000 and $86,037,000, respectively, for the year ended May 31, 2009. Purchases and sales of U.S. government securities aggregated $18,056,000 and $17,945,000, respectively, for the year ended May 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the character of premium payments and unrealized gains and losses on swaps. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2009, and May 31, 2008, totaled $17,425,000 and $11,710,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of unrealized gains/losses on certain open derivative contracts. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, unused capital loss carryforwards expire as follows: $2,666,000 in fiscal 2011, $1,017,000 in fiscal 2015, $862,000 in fiscal 2016, and $8,695,000 in fiscal 2017. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2009, expenses incurred pursuant to these service agreements were $166,000 for Price Associates, $124,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2009, the fund was allocated $286,000 of Spectrum Funds’ expenses, of which $216,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2009, approximately 48% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2009, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Corporate Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $173,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $125,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1995	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and
Chief Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1995	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	Corporate Income Fund
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Corporate Income Fund	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc., and T. Rowe Price Services, Inc.

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009